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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2005

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas	78217
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        / /    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        / /    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        / /    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        / /    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On March 23, 2005, Pioneer Drilling Company ("Pioneer"), WEDGE Energy Services, L.L.C. ("WEDGE") and Michael E. Little (together with WEDGE, the "Selling Shareholders") entered into an Underwriting Agreement with Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C. and Pritchard Capital Partners, LLC (the "Underwriters"), relating to the underwritten public offering of: (1) up to 6,945,000 shares (the "Company Shares") of Pioneer's common stock, par value $0.10 per share ("Common Stock"), including 945,000 shares which may be purchased pursuant to the Underwriters' over-allotment option, to be sold by Pioneer; and (2) up to 7,545,000 shares (the "Shareholder Shares," and together with the Company Shares, the "Shares") of Common Stock, including 945,000 shares which may be purchased pursuant to the Underwriters' over-allotment option, to be sold by the Selling Shareholders.

        The Shares will be issued under a registration statement on Form S-1 (Registration No. 333-122614) initially filed with the Securities and Exchange Commission on February 7, 2005 under the Securities Act of 1933, as amended (the "Securities Act") and a registration statement on Form S-1 (Registration No. 333-123530) filed with the Securities and Exchange Commission on March 23, 2005 pursuant to Rule 462(b) under the Securities Act.

        Chesapeake Energy Corporation has indicated that it will exercise its preemptive rights to acquire approximately 1,007,144 shares (1,165,769 shares if the underwriters exercise their over-allotment option in full) in the offering. The Underwriters have agreed to repay to Pioneer any discounts and commissions they receive that are applicable to those shares.

        A copy of the Underwriting Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits

10.1	Underwriting Agreement dated as of March 23, 2005, between Pioneer Drilling Company, the selling shareholders listed therein, and Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C. and Pritchard Capital Partners, LLC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ WILLIAM D. HIBBETTS
William D. Hibbetts Senior Vice President and Chief Financial Officer

Date: March 23, 2005

EXHIBIT INDEX

No.	Description
10.1	Underwriting Agreement dated as of March 23, 2005, between Pioneer Drilling Company, the selling shareholders listed therein, and Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C. and Pritchard Capital Partners, LLC.

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